                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1998

[MORNINGSTAR RATINGS LOGO]

OFFERING INVESTORS THE OPPORTUNITY
FOR HIGH CURRENT RETURN

KEMPER DIVERSIFIED INCOME FUND

"... With the bias toward quality issues throughout the year--as a result of the flight to quality ... ,
                                 Treasuries played an important role during much
                                of the year in maintaining a high overall credit
                                                       rating for the fund. ..."

                                                             [KEMPER FUNDS LOGO]

            At A GLANCE

              CONTENTS
                     3
     ECONOMIC OVERVIEW
                     5
       MANAGEMENT TEAM
                     6
    PERFORMANCE UPDATE
                     7
         TERMS TO KNOW
                     9
  PORTFOLIO STATISTICS
                    10
          PORTFOLIO OF
           INVESTMENTS
                    18
             REPORT OF
  INDEPENDENT AUDITORS
                    19
  FINANCIAL STATEMENTS
                    21
              NOTES TO
  FINANCIAL STATEMENTS

                    25
  FINANCIAL HIGHLIGHTS


 KEMPER DIVERSIFIED
INCOME FUND TOTAL RETURNS

FOR THE YEAR ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                    [BAR GRAPH]
----------------------------------------------------------

CLASS A                                           1.28
CLASS B                                           0.12
CLASS C                                           0.28
LIPPER GENERAL FUND FUNDS CATEGORY AVERAGE*      -0.96
---------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.




NET ASSET VALUE

                                                                   AS OF      AS OF
                                                                  10/31/98   10/31/97
-----------------------------------------------------------------------------------------

    KEMPER DIVERSIFIED
    INCOME FUND CLASS A                                            $5.60      $5.96
-----------------------------------------------------------------------------------------
    KEMPER DIVERSIFIED
    INCOME FUND CLASS B                                            $5.59      $5.96
-----------------------------------------------------------------------------------------
    KEMPER DIVERSIFIED
    INCOME FUND CLASS C                                            $5.62      $5.99
-----------------------------------------------------------------------------------------

KEMPER DIVERSIFIED
 INCOME FUND RANKINGS AS OF 10/31/98

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER MULTI-SECTOR INCOME CATEGORY*

                              CLASS A   CLASS B   CLASS C
---------------------------------------------------------------

 1-YEAR                     #31 of       #43 of      #40 of
                           90 funds     90 funds    90 funds
--------------------------------------------------------------

 5-YEAR                     #6 of         N/A         N/A
                           23 funds
-------------------------------------------------------------

10-YEAR                     #1 of         N/A         N/A
                           6 funds
-------------------------------------------------------------

15-YEAR                     #2 of         N/A         N/A
                           2 funds
-------------------------------------------------------------

20-YEAR                     #1 of         N/A         N/A
                           2 funds
------------------------------------------------------------

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1998.

                                                                  CLASS A   CLASS B   CLASS C
---------------------------------------------------------------------------------------------
    ONE-YEAR INCOME:                                              $.4480    $.3893    $.3989
---------------------------------------------------------------------------------------------

    OCTOBER DIVIDEND:                                             $.0365    $.0318    $.0325
---------------------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE+:                                 7.82%     6.83%     6.94%
---------------------------------------------------------------------------------------------
    SEC YIELD+:                                                    7.26%     6.60%     6.73%
---------------------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1998 and does not include any adjustment for sales charge. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of its assets in foreign securities which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect the volatility of your investment.


YOUR FUND'S STYLE


--------------------------------------------------------------------------------
MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------

[MATURITY/QUALITY DIAGRAM]

Source: Data provided by Morningstar, Inc., Chicago, IL 312-696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact asessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar catefory which is based on its actual investment style as measured by its underlying portfolio holdings over the past three-years. Morningstar has placed Kemper Diversified Income Fund in the Multisector Bond Category. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

MANAGEMENT TEAM

                         KEMPER DIVERSIFIED INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]
J. Patrick Beimford, Jr., joined the organization in 1976 and is a managing director of Scudder Kemper Investments, Inc. and lead portfolio manager of Kemper Diversified Income Fund. Beimford received a bachelor of science degree in industrial management from Purdue University and earned an M.B.A. from the University of Chicago.

[CESSINE PHOTO]
Robert Cessine is a managing director of Scudder Kemper Investments and portfolio manager of Kemper Diversified Income Fund. He joined the company in 1993. Cessine received a B.S. and M.S. from the University of Wisconsin.

[McNAMARA PHOTO]
Mike McNamara has been with the organization since 1972 and is a managing director of Scudder Kemper Investments and a portfolio manager of Kemper Diversified Income Fund. McNamara graduated with a B.S. in business administration from the University of Missouri and earned an M.B.A. from Loyola University.

[RESIS PHOTO]
Harry Resis is a managing director of Scudder Kemper Investments. He joined the company in 1988 and is a portfolio manager of Kemper Diversified Income Fund. Resis received a B.A. in finance from Michigan State University.

[SALTZMAN PHOTO]
M. Isabel Saltzman, a managing director of Scudder Kemper Investments and portfolio manager of the Kemper Diversified Income Fund, is also the senior portfolio manager for the firm's Emerging Markets Bond Group. Saltzman joined the organization in 1990. She received a bachelor's degree in political science and economics from Tufts University and an M.I.A. degree from the School of International Affairs, Columbia University.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

PERFORMANCE UPDATE

DURING KEMPER DIVERSIFIED INCOME FUND'S FISCAL YEAR -- NOVEMBER 1, 1997 THROUGH OCTOBER 31, 1998 -- THE VARIOUS BOND SECTORS ENJOYED PROMISING GAINS BUT ALSO SUSTAINED DISCOURAGING LOSSES. THE FUND'S PORTFOLIO MANAGEMENT TEAM MEMBERS EXPLAIN HOW THEY NAVIGATED THE MARKETS DURING THE YEAR TO END ON A POSITIVE NOTE.


Q     BEFORE WE DISCUSS THE SPECIFICS OF KEMPER DIVERSIFIED INCOME FUND, WOULD
YOU PLEASE HELP US UNDERSTAND THE ECONOMIC ENVIRONMENT IN WHICH THE FUND EXISTED DURING ITS FISCAL YEAR?


A     To understand the markets for the period beginning November 1, 1997, we'll need to start actually with October 27, 1997, right before the fund's current reporting period began. That is the day, now referred to as 'Gray Monday' that severe declines were registered in world markets as a result of economic crisis in Southeast Asia. The uncertainty in the markets drove many investors to U.S. Treasuries and mortgage securities. This was called a 'flight to quality.' Foreign bonds became very cheap, and even high yield investors were opting for the higher-rated of the below-investment-grade bonds.

  The result of the flight to quality was a Treasury rally in December, pushing the benchmark 30-year Treasury yield to new lows, which meant their prices were at new highs since a bond's yield and price are inversely related.

  For a period during the first part of 1998, confidence returned to the markets and equities and emerging market investments returned to the spotlight. Continued strong economic growth turned fears toward inflation and rising interest rates. These fears were squashed, however, as it became clear Asia's financial crisis was having adjunct affects on the U.S. economy. For one, devalued currencies in other parts of the world caused imported goods to sell for far below what domestic manufacturers could charge. Also, domestic manufacturing slowed somewhat due to decreased demand overseas for U.S. products, and the strike at General Motors in the spring and early summer.

  Uncertainty returned to the markets when economic problems in Russia and Latin America came to the world's attention in August. The tottering of the equity and bond markets moved the Federal Reserve Board (the Fed) to do something twice within one month that it had not done since 1996 -- cut interest rates, by 0.25 percent September 29 and by the same amount October 16. The second cut finally had the effect the Fed was looking for -- appeasing markets and showing America's commitment to supporting economies worldwide. Global financial markets rebounded with the second cut.

Q     IN A YEAR THAT SAW SIGNIFICANT HIGHS AND LOWS IN THE SECURITIES MARKETS,
HOW WOULD YOU EXPLAIN KEMPER DIVERSIFIED INCOME FUND'S OUTPERFORMANCE TO ITS PEER GROUP?

A     The fund gained 1.28 percent (Class A shares, unadjusted for any sales charge) for the one-year period ended October 31, 1998, versus its Lipper Analytical Services Multi-Sector Income category average of a 0.96 percent loss. While we manage the fund with long-term investors in mind, we're pleased to see our strategies paid off this year. For the periods ended October 31, 1998, the fund's Class A shares rank 31 of 90 funds for the one-year period; six of 23 funds for the five-year period; one of six funds for the 10-year period and one of two funds for the 20-year period (Lipper Multi-Sector Income Category). We actively managed the fund to take advantage of sectors that we felt could help us meet the fund's objective of earning high current income, but with low volatility of principal.

Q     WHAT WAS THE MOST SIGNIFICANT ADJUSTMENT YOU MADE TO THE FUND DURING THE
YEAR?

A     The biggest change was adding foreign currency bonds to the portfolio. We allocated about 29 percent of the portfolio to foreign currency bonds in July and August, up from zero. We felt the U.S. dollar had run its course and that the growth potential was in foreign currency.

Q     HOW DID THAT WORK OUT FOR THE FUND?

A     Up until October, the move worked well for us. We held a significant position in German bonds, which proved to be a good move July through September. We like German bonds because they should be closely correlated to the future European Economic and Monetary Union. But in October, the dollar strengthened following the two interest rate cuts by the Fed, and German position hurt the fund that month.

PERFORMANCE UPDATE

TERMS TO KNOW

Q     WHAT OTHER ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     We increased and decreased our position in Treasuries as the markets reacted to global economic news. We increased the fund's Treasury allocation, to as high as 30 percent in April, to take advantage of strong performance. With the bias toward quality issues throughout the year -- as a result of the flight to quality we discussed earlier -- Treasuries played an important role during much of the year in maintaining a high overall credit rating for the fund.

Q     WERE YOU DISAPPOINTED IN ANY SECTORS OR SPECIFIC ISSUES IN THE FUND'S
PORTFOLIO?

A     With the market favored higher-quality issues during much of the year, our significant allocation to high yield bonds hurt us in a few of the months. But that wasn't the case every month; in fact, the fund's high yield allocation was beneficial several times during the year. The fundamentals of the high yield market were not at fault for the downturn in the high yield market in August, and we feel strongly that high yield bonds add significant value to this fund.

  The other sector that was somewhat disappointing was emerging markets. While our emerging market bonds performed well for part of the year, particularly the first quarter of 1998, they were hit hard by the global economic concerns throughout the rest of the year. We cut our allocation to as low as 4 percent in June, but ramped it back up as we saw value return to the sector.

Q     WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A     As of October 31, 1998, there is talk of another Federal Reserve cut before the end of 1998. That would affect the bond market, as well as the stock market. Right now, we realize investors are paying increased attention to the relatively safer bond market, and regardless of what happens in the stock market, I think that will continue. Overall, we remain optimistic, cautiously so, as we wait to see how international leaders resolve their economies' problems.

GRAY MONDAY On October 27, 1997, concerns about Asia's economic stability triggered a one-day slide of 7 percent in the U.S. equity markets.

FLIGHT - TO - QUALITY BUYING A term describing investors who increase their allocation to U.S. Treasuries and other high quality securities from riskier securities in times of global economic uncertainty.

THE FEDERAL RESERVE BOARD (FRB) The governing board of the Federal Reserve System. Its seven members are appointed by the President of the United States, subject to Senate confirmation, and serve 14-year terms. The Board establishes Federal Reserve System policies on such key matters as reserve requirements and other bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                         1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
----------------------------------------------------------------------------------------------------
    KEMPER DIVERSIFIED INCOME FUND
    CLASS A                              -3.26%    5.65%    10.10%       9.95%       (since 6/23/77)
 ......................................................................................................
    KEMPER DIVERSIFIED INCOME FUND
    CLASS B                              -2.69      N/A       N/A        6.05        (since 5/31/94)
 ......................................................................................................
    KEMPER DIVERSIFIED INCOME FUND
    CLASS C                               0.28      N/A       N/A        6.58        (since 5/31/94)
 ......................................................................................................

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS A
--------------------------------------------------------------------------------

                                                                                 LEHMAN BROTHERS                CONSUMER
                                                   KEMPER DIVERSIFIED         GOVERNMENT/CORPORATE               PRICE
                                                  INCOME FUND CLASS A1             BOND INDEX'                   INDEX"
                                                  --------------------        --------------------        ---------------------
6/23/77                                                  9548.00                    10000.00                    10000.00
                                                         9451.00                    10082.00                    10115.00
                                                         9565.00                    10077.00                    10231.00
                                                         9434.00                    10126.00                    10445.00
                                                         9939.00                    10096.00                    10741.00
                                                        10439.00                    10360.00                    10956.00
                                                        10087.00                    10196.00                    11153.00
                                                        10626.00                    10461.00                    11499.00
                                                        10917.00                    10871.00                    11911.00
                                                        11553.00                    10755.00                    12290.00
                                                        11835.00                    10431.00                    12636.00
                                                        11599.00                     9561.00                    13196.00
                                                        12787.00                    11288.00                    13624.00
                                                        13927.00                    10588.00                    13839.00
                                                        14800.00                    10751.00                    14217.00
                                                        15404.00                    10824.00                    14580.00
                                                        15284.00                    10826.00                    14926.00
                                                        14383.00                    10455.00                    15354.00
                                                        15209.00                    11531.00                    15486.00
                                                        14694.00                    11940.00                    15568.00
                                                        14836.00                    12270.00                    15980.00
                                                        15698.00                    13959.00                    16129.00
                                                        17560.00                    15116.00                    16079.00
                                                        18812.00                    15592.00                    16129.00
                                                        20022.00                    15845.00                    16392.00
                                                        20051.00                    16089.00                    16590.00
                                                        20471.00                    16325.00                    16689.00
                                                        20409.00                    16408.00                    16903.00
                                                        20294.00                    16129.00                    17084.00
                                                        21383.00                    17475.00                    17298.00
12/31/84                                                21644.00                    18777.00                    17348.00
                                                        22785.00                    19179.00                    17529.00
                                                        23549.00                    20759.00                    17727.00
                                                        23191.00                    21174.00                    17842.00
                                                        24954.00                    22776.00                    18007.00
                                                        25799.00                    24719.00                    17924.00
                                                        25901.00                    25046.00                    18040.00
                                                        24843.00                    25550.00                    18155.00
                                                        25642.00                    26334.00                    18204.00
                                                        29236.00                    26723.00                    18468.00
                                                        30125.00                    26219.00                    18699.00
                                                        30396.00                    25453.00                    18946.00
                                                        23578.00                    26938.00                    19012.00
                                                        25910.00                    27902.00                    19193.00
                                                        27846.00                    28178.00                    19440.00
                                                        27003.00                    28703.00                    19736.00
                                                        27729.00                    28980.00                    19852.00
                                                        29333.00                    29300.00                    20148.00
                                                        30626.00                    31656.00                    20445.00
                                                        30715.00                    31952.00                    20593.00
                                                        29937.00                    33106.00                    20774.00
                                                        29210.00                    32726.00                    21203.00
                                                        31249.00                    33905.00                    21400.00
                                                        27019.00                    34110.00                    21862.00
                                                        26165.00                    35848.00                    22043.00
                                                        32723.00                    36814.00                    22241.00
                                                        34910.00                    37370.00                    22405.00
                                                        37849.00                    39519.00                    22603.00
                                                        39691.00                    41628.00                    22718.00
                                                        43890.00                    41004.00                    22949.00
                                                        44957.00                    42664.00                    23097.00
                                                        46217.00                    44749.00                    23278.00
12/31/92                                                46754.00                    44784.00                    23377.00
                                                        49863.00                    46867.00                    23657.00
                                                        52427.00                    48274.00                    23789.00
                                                        53178.00                    49870.00                    23904.00
                                                        56515.00                    49725.00                    24020.00
                                                        55351.00                    48168.00                    24250.00
                                                        55007.00                    47569.00                    24382.00
                                                        55553.00                    47804.00                    24613.00
                                                        54350.00                    47980.00                    24662.00
                                                        57643.00                    50371.00                    24942.00
                                                        60910.00                    53639.00                    25124.00
                                                        62303.00                    54666.00                    25239.00
                                                        65037.00                    57213.00                    25288.00
                                                        64627.00                    55874.00                    25651.00
                                                        65566.00                    56137.00                    25816.00
                                                        68343.00                    57127.00                    25997.00
                                                        70612.00                    58873.00                    26129.00
                                                        70158.00                    58366.00                    26359.00
                                                        72501.00                    60489.00                    26409.00
                                                        75140.00                    62609.00                    26557.00
                                                        76458.00                    64618.00                    26573.00
                                                        79136.00                    65597.00                    26722.00
                                                        79131.00                    67313.00                    26853.00
                                                        77936.00                    70648.00                    26952.00
10/31/98                                                75740.00                    70149.00                    26952.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS B
--------------------------------------------------------------------------------

                                                                                 LEHMAN BROTHERS                CONSUMER
                                                   KEMPER DIVERSIFIED         GOVERNMENT/CORPORATE               PRICE
                                                  INCOME FUND CLASS B1             BOND INDEX'                   INDEX"
                                                  --------------------        --------------------        ---------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9964.00                     9977.00                    10034.00
                                                        10040.50                    10026.00                    10129.00
                                                         9793.99                    10063.00                    10149.00
                                                        10371.90                    10564.00                    10264.00
                                                        10934.10                    11250.00                    10339.00
                                                        11158.10                    11465.00                    10386.00
12/31/95                                                11611.70                    11999.00                    10407.00
                                                        11521.00                    11718.00                    10556.00
                                                        11660.90                    11774.00                    10624.00
                                                        12126.40                    11981.00                    10698.00
12/31/96                                                12490.80                    12347.00                    10753.00
                                                        12392.40                    12241.00                    10847.00
                                                        12776.20                    12686.00                    10868.00
                                                        13187.70                    13131.00                    10929.00
                                                        13386.60                    13552.00                    10936.00
                                                        13824.50                    13758.00                    10997.00
                                                        13790.50                    14118.00                    11051.00
                                                        13569.50                    14817.00                    11092.00
10/31/98                                                12963.80                    14712.00                    11092.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS C
--------------------------------------------------------------------------------

                                                                                 LEHMAN BROTHERS                CONSUMER
                                                   KEMPER DIVERSIFIED         GOVERNMENT/CORPORATE                PRICE
                                                  INCOME FUND CLASS C1             BOND INDEX'                    INDEX"
                                                  --------------------        --------------------        ---------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9966.00                     9977.00                    10034.00
                                                        10042.00                    10026.00                    10129.00
                                                         9816.00                    10063.00                    10149.00
                                                        10376.00                    10564.00                    10264.00
                                                        10959.00                    11250.00                    10339.00
                                                        11188.00                    11465.00                    10386.00
12/31/95                                                11648.00                    11999.00                    10407.00
                                                        11558.00                    11718.00                    10556.00
                                                        11701.00                    11774.00                    10624.00
                                                        12169.00                    11981.00                    10698.00
12/31/96                                                12559.00                    12347.00                    10753.00
                                                        12463.00                    12241.00                    10847.00
                                                        12850.00                    12686.00                    10868.00
                                                        13265.00                    13131.00                    10929.00
                                                        13490.00                    13552.00                    10936.00
                                                        13932.00                    13758.00                    10997.00
                                                        13903.00                    14118.00                    11051.00
                                                        13667.00                    14817.00                    11092.00
10/31/98                                                13250.00                    14712.00                    11092.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*    AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT
     INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING THE PERFORMANCE OF KEMPER DIVERSIFIED INCOME FUND CLASS A SHARES TO THAT OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND THE CONSUMER PRICE INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

     THE FUND MAY INVEST IN LOWER-RATED AND NON-RATED SECURITIES WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES. THE FUND MAY ALSO INVEST A SIGNIFICANT PORTION OF ASSETS IN FOREIGN SECURITIES WHICH PRESENT SPECIAL RISKS INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY THAT MAY AFFECT YOUR INVESTMENT.

+ THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES. SOURCE IS TOWERSDATA.

++ THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS TOWERSDATA.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

------------------------------------------------------------------------------------------------------
                                          ON 10/31/98              ON 10/31/97
------------------------------------------------------------------------------------------------------
    HIGH YIELD CORPORATES                      50%                      42%
------------------------------------------------------------------------------------------------------
    EMERGING MARKETS                            4                        5
------------------------------------------------------------------------------------------------------
    FOREIGN CURRENCY BONDS                     30                        5
------------------------------------------------------------------------------------------------------
    HIGH GRADE CORPORATES                      --                        7
------------------------------------------------------------------------------------------------------
    MORTGAGES                                  --                        7
------------------------------------------------------------------------------------------------------
    TREASURY NOTES & BONDS                     --                       29
------------------------------------------------------------------------------------------------------
    CASH EQUIVALENTS                           16                        5
------------------------------------------------------------------------------------------------------
                                              100%                     100%

                                  [PIE CHART]

YEARS TO MATURITY

--------------------------------------------------------------------------------
                                          ON 10/31/98              ON 10/31/97
--------------------------------------------------------------------------------
    1-10 YEARS                                 71%                      51%
--------------------------------------------------------------------------------
    11-21 YEARS                                 5                       28
--------------------------------------------------------------------------------
    21+ YEARS                                   8                       16
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                       16                        5
--------------------------------------------------------------------------------
                                              100%                     100%

                                  [PIE CHART]

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                          ON 10/31/98              ON 10/31/97
--------------------------------------------------------------------------------
    AVERAGE MATURITY                       8.7 years               10.9 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FOREIGN GOVERNMENT OBLIGATIONS--33.3%                                                             AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------
    (principal amount                  (a)Federal Republic of Brazil,
    in U.S. dollars)                        10.80%, 2008                                        $ 15,000         $ 10,350
                                          Republic of Bulgaria,
                                            6.562%, 2011                                          22,500           14,920
                                          German Bundesrepublic
                                            3.637%, 2007                                         286,000          193,866
                                            3.401%, 2028                                          91,500           58,551
                                          Kingdom of Morocco,
                                            6.562%, 2009                                           7,500            5,621
                                          -------------------------------------------------------------------------------
                                          TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                          (Cost: $285,928)                                                        283,308
                                          -------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--49.6%
    AEROSPACE--.4%                        BE Aerospace, Inc., 9.50%, 2008                            640              654
                                          DeCrane Aircraft Holdings, Inc., 12.00%, 2008            2,410            2,338
                                          -------------------------------------------------------------------------------
                                                                                                                    2,992
-------------------------------------------------------------------------------------------------------------------------
    BROADCASTING,                         Affinity Group, Inc., 11.50%, 2003                       1,480            1,524
    CABLESYSTEMS AND                      American Banknote Corp., 11.25%, with warrants,
    PUBLISHING--5.9%                        2007
                                       (b)American Lawyer Media, Inc., 12.25%, 2008
                                          CSC Holdings, Inc.                                       1,300              975
                                          8.125%, 2009                                               230              138
                                          10.50%, 2016
                                          9.875%, 2023                                             1,370            1,411
                                          Capstar Broadcasting Corp.                               1,200            1,371
                                          9.25%, 2007                                              1,000            1,093
                                       (b)  12.75%, 2009
                                          Chancellor Media Corp., 9.00%, 2008                      1,150            1,139
                                       (b)Charter Communications, Inc., 14.00%, 2007               3,330            2,531
                                          Charter Communications, L.P., 11.25%, 2006                 440              444
                                       (b)Comcast UK Cable Partners Ltd., 11.20%, 2007             2,555            2,197
                                       (b)DIVA Systems Corp., 12.625%, 2008                          490              529
                                       (b)Diamond Cable Communications, PLC, 13.25%,               4,200            3,213
                                            2004                                                   1,860              558
                                          Falcon Holding Group, L.P.
                                          8.375%, 2010                                             2,025            1,883
                                       (b)  9.285%, 2010
                                          Frontiervision                                           3,020            3,005
                                          11.00%, 2006                                             1,740            1,166
                                       (b)  11.875%, 2007
                                          Interep National Radio Sales, Inc., 10.00%,              1,200            1,326
                                            2008                                                   2,560            2,061
                                          Intermedia Capital Partners, 11.25%, 2006
                                       (b)International Cabletel, Inc., 12.75%, 2005                 840              823
                                          Mediacom, LLC, 8.50%, 2008                               1,360            1,482
                                          NTL, Inc.                                                1,270            1,105
                                          11.50%, 2008                                             3,080            3,049
                                       (b)  12.375%, 2008
                                          Newsquest Capital, PLC, 11.00%, 2006                     2,475            2,562
                                       (b)PX Escrow Corp., 9.625%, 2006                            1,040              585
                                          Price Communications, Inc., 9.125%, 2006                   114              127
                                       (b)Radio Unica Corp., 11.75%, 2006                          1,615              872
                                          Salem Communications, Corp., 9.50%, 2007                   790              790
                                          Sinclair Broadcasting Group, Inc., 8.75%, 2007           1,180              590
                                          Star Choice, 13.00%, with warrants, 2005                   980            1,000
                                                                                                     830              778
                                                                                                     875              827

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
                                          TeleWest Communications, PLC
                                       (b)  11.00%, 2007                                        $  2,395         $  1,892
                                          11.25%, 2008                                             1,250            1,312
                                       (b)Transwestern Holdings, L.P., 11.875%, 2008               3,100            1,922
                                          Transwestern Publishing, 9.625%, 2007                    1,340            1,347
                                       (b)21st Century Telecom Group, Inc., 12.25%,
                                            with warrants, 2008                                    4,100            1,688
                                       (b)United International Holdings, Inc., 10.75%,
                                            2008                                                   2,700            1,269
                                          -------------------------------------------------------------------------------
                                                                                                                   50,584
-------------------------------------------------------------------------------------------------------------------------
    BUSINESS SERVICES--1.2%               Allied Waste North America, Inc.
                                          10.25%, 2006                                               600              657
                                       (b)  11.30%, 2007                                           2,350            1,768
                                          CEX Holdings, Inc., 9.625%, 2008                           730              701
                                          Corporate Express, Inc., 4.50%, 2000                     1,500            1,328
                                          DIMAC Corp., 12.50%, 2008                                3,080            2,995
                                          Intertek Finance, 10.25%, 2006                             650              598
                                          Outdoor Systems, Inc., 9.375%, 2006                      2,410            2,567
                                          -------------------------------------------------------------------------------
                                                                                                                   10,614
-------------------------------------------------------------------------------------------------------------------------
    CHEMICALS AND                         Agriculture, Mining and Chemicals, Inc.,
    AGRICULTURE--1.2%                       10.75%, 2003                                             950              950
                                          Atlantis Group, Inc., 11.00%, 2003                       1,328            1,328
                                          Hines Horticulture, Inc., 11.75%, 2005                   1,748            1,783
                                          Huntsman Polymers Corp., 11.75%, 2004                    1,900            2,000
                                          Terra Industries, Inc., 10.50%, 2005                       680              680
                                          Texas Petrochemicals Corp., 11.125%, 2006                2,370            2,157
                                          UCC Investors Holdings, Inc., 10.50%, 2002               1,460            1,642
                                          -------------------------------------------------------------------------------
                                                                                                                   10,540
-------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--10.4%                 Allegiance Telecom, Inc.
                                       (b)  11.75%, 2008                                           1,090              474
                                          12.875%, 2008                                            1,470            1,382
                                          American Cellular Corp., 10.50%, 2008                    2,930            2,769
                                          Birch Telecom, Inc., 14.00%, 2008                          640              544
                                       (b)Call-Net Enterprises, Inc.
                                          13.25%, 2004                                               370              355
                                          9.27%, 2007                                              1,080              686
                                          8.94%, 2008                                              1,080              610
                                          Comcast Cellular Holdings, Inc., 9.50%, 2007               110              113
                                       (b)Communications Cellular, 13.125%, 2003                     160               98
                                       (b)Crown Castle International Corp., 10.625%,
                                            2007                                                   3,850            2,195
                                          Dobson Communications Corp., 11.75%, 2007                2,000            1,940
                                          Econophone, Inc.
                                          13.50%, with warrants, 2007                              1,340            1,403
                                       (b)  11.00%, 2008                                             530              265
                                          Esprit Telecom
                                          11.50%, 2007                                             2,195            1,932
                                          10.875%, 2008                                              800              680
                                       (b)Focal Communications Corp., 12.125%, 2008                4,820            2,386
                                       (b)ICG Holdings, 13.50%, 2005                               5,085            3,915
                                       (b)IPC Information Systems, 10.875%, 2008                   1,900            1,121
                                          Impsat, S.A., 12.375%, 2008                              2,285            1,645
                                       (b)Intermedia Communications, 12.25%, 2006                  1,490            1,125
                                          Intermedia Communications of Florida, Inc.
                                          8.875%, with warrants, 2007                                770              797
                                       (b)  11.25%, 2007                                           2,080            1,373
                                       (b)KMC Telecom Holdings, Inc., 12.50%, with
                                            warrants, 2008                                         2,100              993

]PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
                                          Level 3 Communications, 9.125%, 2008                  $  3,490         $  3,289
                                          Long Distance International, 12.25%, 2008                1,300            1,092
                                          MGC Communication,
                                            13.00%, with warrants, 2004                            1,500            1,041
                                          McLeod, Inc.
                                            9.25%, 2007                                              550              556
                                       (b)  10.50%, 2007                                           3,300            2,343
                                            9.50%, 2008                                              370              377
                                          Metronet Communications
                                       (b)  10.75%, 2007                                             700              420
                                            12.00%, 2007                                             560              588
                                       (b)  9.95%, with warrants, 2008                             2,505            1,382
                                       (b)Millicom International Cellular, S.A.,
                                            13.50%, 2006                                           1,890            1,125
                                          Netia Holdings
                                            10.25%, 2007                                             300              234
                                       (b)  11.25%, 2007                                             875              429
                                       (b)Nextel Communications
                                            9.75%, 2004                                            2,420            2,257
                                            9.75%, 2007                                              955              525
                                            10.65%, 2007                                           1,825            1,059
                                            9.95%, 2008                                            1,600              864
                                          Nextlink Communications
                                            12.50%, 2006                                           2,545            2,698
                                            9.00%, 2008                                              270              244
                                       (b)  9.45%, 2008                                              930              488
                                       (b)PTC International Finance, B.V., 10.75%,
                                            2007                                                   8,390            4,740
                                       (b)Pinnacle Holdings, 10.00%, 2008                          4,800            2,064
                                          Primus Telecommunications Group, 11.75%, with
                                            warrants, 2004                                         2,160            1,983
                                          PSINet, Inc.
                                            10.00%, 2005                                             880              862
                                            11.50%, 2008                                             910              937
                                          RCN Corp.
                                            10.00%, 2007                                           3,680            3,257
                                       (b)  11.00%, 2008                                             880              422
                                          Rogers Cantel
                                            9.375%, 2008                                          2 ,550            2,563
                                            9.75%, 2016                                              460              469
                                       (b)SBA Communication, 12.00%, 2008                          3,000            1,320
                                          Satelites Mexicanos, S.A. de C.V., 10.125%,
                                            2004                                                     860              585
                                       (b)Spectrasite Holdings, Inc., 12.00%, 2008                 1,760              686
                                          Teligent, Inc.
                                            11.50%, 2007                                           5,000            4,150
                                       (b)  11.50%, 2008                                           1,100              459
                                       (b)Triton Communications, 11.00%, 2008                      8,050            3,139
                                          USA Mobile Communications, Inc. II, 14.00%,
                                            2004                                                   2,510            2,384
                                          US Xchange, LLC., 15.00%, 2008                           1,090            1,090
                                          Versatel Telecom, 13.25%, with warrants, 2008              930              855
                                          Viatel, Inc.
                                            11.25%, 2008                                           2,980            2,742
                                       (b)  12.50%, 2008                                           1,740              887
                                          Winstar Communications, 15.00%, 2007                       740              666
                                          Winstar Equipment, 12.50%, 2004                            230              216
                                          Winstar Equipment II Corp., 12.50%, 2004                 2,400            2,256
                                          -------------------------------------------------------------------------------
                                                                                                                   88,544

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                    AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION                       (b)Building Materials Corporation of America,
    MATERIALS--2.2%                         11.75%, 2004                                        $  1,450         $  1,450
                                          Congoleum Corp., 8.625%, 2008                            3,160            3,042
                                          Desa International, 9.875%, 2007                         1,900            1,487
                                          Falcon Building Products, Inc., 9.50%, 2007              2,600            2,080
                                          Imperial Home Decor Group, Inc., 11.00%, 2008            1,400            1,232
                                          Kevco, 10.375%, 2007                                     2,180            1,842
                                          MMI Products, Inc., 11.25%, 2007                         2,250            2,340
                                          Nortek, Inc.
                                          9.125%, 2007                                             2,390            2,348
                                          8.875%, 2008                                               420              408
                                       (b)Waxman Industries, Inc.,
                                          12.75%, with warrants, 2004                                370              285
                                          Werner Holdings, 10.00%, 2007                            2,850            2,508
                                          -------------------------------------------------------------------------------
                                                                                                                   19,022
-------------------------------------------------------------------------------------------------------------------------
    CONSUMER PRODUCTS                     AMF Bowling World
    AND SERVICES--5.1%
                                            10.875%, 2006                                          2,160            1,642
                                       (b)  12.25%, 2006                                             405              194
                                          Cinemark USA, Inc., 9.625%, 2008                         3,030            3,091
                                          Clearview Cinema Group, Inc., 10.875%, 2008              2,965            3,098
                                          Coinmach Corp., 11.75%, 2005                             4,170            4,316
                                          Doskocil Manufacturing Co., 10.125%, 2007                1,150            1,047
                                          Galey & Lord, 9.125%, 2008                               3,500            3,115
                                          Hedstrom Corp., 10.00%, 2007                             2,860            2,660
                                          Herff Jones, Inc., 11.00%, 2005                          1,050            1,124
                                          Jafra Cosmetics International, Inc., 11.75%,
                                            2008                                                   1,275            1,084
                                          Kinder-Care Learning Centers, 9.50%, 2009                1,720            1,660
                                          La Petite Academy, Inc., 10.00%, 2008                    2,900            2,820
                                          Nine West Group, 9.00%, 2007                             2,652            2,254
                                          Premier Parks, Inc., 12.00%, 2003                          660              706
                                          Riddell Sports, Inc., 10.50%, 2007                       3,190            2,871
                                          SFX Entertainment, Inc., 9.125%, 2008                    1,985            1,836
                                          Sealy Mattress,
                                            9.875%, 2007                                             180              164
                                       (b)  10.875%, 2007                                          1,465              820
                                          Six Flags Theme Park, 12.25%, 2005                       2,980            3,248
                                       (b)Spin Cycle, 12.75%, 2005                                 4,010            2,005
                                          United Artists Theatre Co., 9.75%, 2008                  4,210            3,831
                                          -------------------------------------------------------------------------------
                                                                                                                   43,586
-----------------------------------------------------------------------------------------------------------------------------
    DRUGS AND HEALTH                      Abbey Healthcare Group, Inc., 9.50%, 2002                2,430            2,187
    CARE--2.0%                            (b)ALARIS Medical Systems, Inc., 11.25%, 2008            4,910            2,234
                                          Cole National Group, 9.875%, 2006                          860              890
                                          Dade International, Inc., 11.125%, 2006                  1,000            1,070
                                          Magellan Health Services, 9.00%, 2008                    2,880            2,434
                                       (b)Mariner Post-Acute Network, Inc., 10.50%, 2007           5,020           2,410
                                          Mediq, Inc., 11.00%, 2008                                3,000            2,670
                                          Paracelsus Healthcare, 10.00%, 2006                      2,210            1,945
                                          Vencor, 9.875%, 2005                                     1,620            1,280
                                          -------------------------------------------------------------------------------
                                                                                                                   17,120

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                    AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
    ENERGY AND RELATED                    Bellweather Exploration Co., 10.875%, 2007            $  2,150         $  2,053
    SERVICES--2.3%                        Benton Oil & Gas Co.
                                            11.625%, 2003                                          2,510            1,983
                                            9.375%, 2007                                             600              390
                                          Chesapeake Energy Corp.
                                            9.625%, 2005                                           2,000            1,680
                                            9.125%, 2006                                             100               83
                                          Continental Resources, Inc., 10.25%, 2008                1,310            1,035
                                          Dailey International, 9.50%, 2008                          200               90
                                          Denbury Management, 9.00%, 2008                            160              134
                                          Forcenergy Gas Exploration, 8.50%, 2007                  3,510            2,580
                                          GulfMark Offshore, Inc., 8.75%, 2008                       770              712
                                          Mariner Energy, 10.50%, 2006                             3,310            3,012
                                          Michael Petroleum Corp., 11.50%, 2005                      120               91
                                          Ocean Energy, 10.375%, 2005                                760              794
                                          Pacalta Resources, Ltd., 10.75%, 2004                    2,000            1,700
                                          Parker Drilling Corp., 9.75%, 2006                         820              746
                                          Pen Holdings, Inc., 9.875%, 2008                         1,205            1,085
                                          RAM Energy, 11.50%, 2008                                   600              420
                                          Rutherford-Moran Oil Corp., 10.75%, 2004                   740              592
                                          Seven Seas Petroleum, Inc., 12.50%, 2005                   640              522
                                          -------------------------------------------------------------------------------
                                                                                                                   19,702
-------------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES,                   Beazer Homes, 8.875%, 2008                                 495              450
    HOME BUILDERS                         Del Webb Corp., 9.375%, 2009                             3,640            3,422
    AND REAL ESTATE--1.0%                 Forecast Group, L.P., 11.375%, 2000                      1,125            1,069
                                          Fortress Group, 13.75%, 2003                             2,560            2,611
                                          Hovnanian Enterprises
                                            11.25%, 2002                                             374              376
                                            9.75%, 2005                                              230              210
                                          -------------------------------------------------------------------------------
                                                                                                                    8,138
-------------------------------------------------------------------------------------------------------------------------
    FOOD AND TOBACCO--1.8%                AFC Enterprises, Inc., 10.25%, 2007                      3,120            3,151
                                          Advantica Restaurant Co., 11.25%, 2008                   2,985            2,791
                                          Ameriking, 10.75%, 2006                                  2,099            2,151
                                          Grupo Azucarero Mexico, S.A. de C.V., 11.50%,
                                            2005                                                     710              192
                                          Krystal Co., 10.25%, 2007                                2,620            2,568
                                          NE Restaurant Co., Inc., 10.75%, 2008                    2,990            2,841
                                          Perkins Finance, L.P., 10.125%, 2007                       700              714
                                       (b)Restaurant Co., 11.25%, 2008                             1,420              689
                                          -------------------------------------------------------------------------------
                                                                                                                   15,097
-------------------------------------------------------------------------------------------------------------------------
    HOTELS AND GAMING--1.2%               Eldorado Resorts, 10.50%, 2006                           1,120            1,165
                                          Empress River Casino, 10.75%, 2002                         810              869
                                          HMH Properties, 7.875%, 2008                             1,620            1,563
                                          Harvey's Casino Resorts, 10.625%, 2006                   2,630            2,768
                                          Players International, 10.875%, 2005                     1,585            1,672
                                          Station Casinos, Inc.
                                            10.125%, 2006                                            650              650
                                            9.75%, 2007                                              940              916
                                          Trump Atlantic City, 11.25%, 2006                          370              311
                                          -------------------------------------------------------------------------------
                                                                                                                    9,914

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING, METALS                 Accuride Corp., 9.25%, 2008                           $  1,240         $  1,116
    AND MINING--5.6%                      Aftermarket Technology, 12.00%, 2004                       845              862
                                          Alvey Systems, 11.375%, 2003                             1,555            1,664
                                          Axiohm Transaction Solutions, Inc., 9.75%, 2007          1,060              954
                                          Bar Technologies, 13.50%, 2001                           2,030            2,172
                                          Day International Group, Inc., 11.125%, 2005             2,660            2,713
                                          Eagle-Picher Holdings, Inc., 9.375%, 2008                2,320            2,071
                                          Earle M. Jorgensen Co., 9.50%, 2005                      1,860            1,646
                                          Euramax International, PLC, 11.25%, 2006                 4,165            3,832
                                          Foamex, L.P.
                                            13.50%, with warrants, 2005                              890            1,065
                                            9.875%, 2007                                             640              685
                                          GS Technologies
                                            12.00%, 2004                                             330              243
                                            12.25%, 2005                                             650              465
                                       (b)Grove Holdings LLC, 11.625% 2009                           340              136
                                          Grove Investors, PIK, 14.50%, 2010                         674              584
                                          Grove Worldwide LLC, 9.25%, 2008                           320              282
                                          JPS Automotive Products Corp., 11.125%, 2001             1,530            1,607
                                          Jackson Products, Inc., 9.50%, 2005                        830              793
                                          Knoll, Inc., 10.875%, 2006                               1,638            1,810
                                          Metal Management, Inc., 10.00%, 2008                     1,000              610
                                          Motors and Gears, Inc., 10.75%, 2006                     1,620            1,604
                                          Neenah Corp., 11.125%, 2007                              2,790            2,853
                                          Park-Ohio Industries, 9.25%, 2007                          350              338
                                          Prestolite Electric, Inc., 9.625%, 2008                    975              877
                                          Renco Steel Holdings, 10.875%, 2005                      1,260            1,071
                                          Scovill Fasteners, 11.25%, 2007                          2,200            1,947
                                          Spinnaker Industries, Inc., 10.75%, 2006                 5,110            3,986
                                          Terex Corp., 8.875%, 2008                                2,430            2,211
                                          Venture Holdings, 9.50%, 2005                            1,190            1,101
                                          Weirton Steel Corp., 11.375%, 2004                         300              267
                                          Wells Aluminum Corp., 10.125%, 2005                      2,970            2,762
                                          Wheeling-Pittsburgh Corp., 9.25%, 2007                   3,670            3,303
                                          -------------------------------------------------------------------------------
                                                                                                                   47,630
-------------------------------------------------------------------------------------------------------------------------
    PAPER, FOREST                         AEP Industries, Inc., 9.875%, 2007                         650              608
    PRODUCTS AND                          BPC Holding Corp., 12.50%, 2006                          2,810            2,810
    CONTAINERS--3.0%                      Berry Plastics Corp., 12.25%, 2004                         505              510
                                          Doman Industries, Ltd.
                                            8.75%, 2004                                              570              405
                                            9.25%, 2007                                            1,510              989
                                          Fonda Group, 9.50%, 2007                                 2,000            1,640
                                          Gaylord Container Corp.
                                            9.75%, 2007                                              520              390
                                            9.875%, 2008                                           4,210            2,063
                                          Graham Packaging Co.
                                            8.75%, 2008                                               60               59
                                       (b)  10.75%, 2009                                             610              378
                                          IMPAC Group, Inc., 10.125%, 2008                         3,140            3,030
                                          Millar Western Forest Products, Ltd., 9.875%,
                                            2008                                                   1,400              924
                                          Norampac, 9.50%, 2008                                    1,830            1,711

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------
                                          Pindo Deli Finance Mauritius, Ltd., 10.75%,
                                            2007                                                $     70         $     32
                                          Plainwell, Inc., 11.00%, 2008                            2,200            1,672
                                          Printpack, Inc.
                                            9.875%, 2004                                             170              170
                                            10.625%, 2006                                          1,700            1,700
                                          Repap Enterprises, Inc., 10.625%, 2005                     260              172
                                          Riverwood International
                                            10.25%, 2006                                             910              846
                                            10.625%, 2007                                          1,035              973
                                            10.875%, 2008                                          2,435            1,918
                                       (b)SF Holdings Group, Inc., 12.75%, 2008                    1,000              350
                                          Stone Container Corp.
                                            12.25%, 2002                                             190              173
                                            11.50%, 2006                                             950              879
                                          U.S. Can Corp., 10.125%, 2006                            1,030            1,030
                                          -------------------------------------------------------------------------------
                                                                                                                   25,432
-------------------------------------------------------------------------------------------------------------------------
    RETAILING--1.3%                       Finlay Enterprises, Inc., 9.00%, 2008                    2,000            1,540
                                          Finlay Fine Jewelry Corp., 8.375%, 2008                    110               91
                                          Guitar Center Management, 11.00%, 2006                     307              316
                                          Iron Age Holdings, Corp.
                                            9.875%, 2008                                             630              529
                                       (b)  12.125%, 2009                                            570              242
                                       (b)J. Crew Group, Inc., 13.125%, 2008                       4,820            1,735
                                          J. Crew Operating Corp., 10.375%, 2007                   1,040              790
                                          MTS Systems Corp., 9.375%, 2005                          1,000              908
                                          National Vision Associates, 12.75%, 2005                 2,970            3,000
                                          Pamida Holdings, 11.75%, 2003                              310              298
                                          Phillips-Van Heusen Corp., 9.50%, 2008                     990              970
                                          Specialty Retailers, 9.00%, 2007                           460              414
                                          -------------------------------------------------------------------------------
                                                                                                                   10,833
-------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY---.4%                      Communication and Power Industry, Inc., 12.00%,
                                            2005                                                     550              579
                                          Viasystems, Inc., 9.75%, 2007                            2,700            2,403
                                          -------------------------------------------------------------------------------
                                                                                                                    2,982
-------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--1.3%                  Airxcel, 11.00%, 2007                                    3,430            3,121
                                          Canadian Airlines Corp., 10.00%, 2005                    1,000              800
                                          Petro Stopping Centers, 10.50%, 2007                     2,200            2,156
                                          TFM, S.A. de C.V., 10.25%, 2007                          1,700            1,394
                                          Trans World Airlines, Inc., 11.375%, 2006                  960              734
                                       (b)Transtar Holdings, L.P., 13.375%, 2003                     670              596
                                          TravelCenters America, Inc., 10.25%, 2007                2,040            1,999
                                          -------------------------------------------------------------------------------
                                                                                                                   10,800
-------------------------------------------------------------------------------------------------------------------------
    OTHER--3.3%                           Riverside Group
                                            7.00%, 2008                                           12,490           12,490
                                            7.437%, 2008                                          17,510           15,441
                                          -------------------------------------------------------------------------------
                                                                                                                   27,931
                                          -------------------------------------------------------------------------------
                                          TOTAL CORPORATE OBLIGATIONS
                                          (Cost: $461,085)                                                        421,461
                                          -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF SHARES
                                                                                           OR PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------------------------------------------------------
    COMMON AND
    PREFERRED STOCK--.7%
                                       (c)Capital Pacific Holdings                                 4,345shs.     $      4
                                          Clark USA, Inc., PIK, preferred                          3,701              310
                                          Crown American Realty Trust, preferred                  24,970            1,247
                                          Dobson Communication, PIK, preferred                       864              778
                                       (c)Eagle-Picher Holdings, Inc., preferred                     180              864
                                       (c)Empire Gas Corp., warrants                               2,208                1
                                       (c)Intelcom Group, Inc.                                     4,026               49
                                          Nextel, PIK, preferred                                     667              603
                                          SF Holdings Group, Inc., PIK, preferred                     30              202
                                       (c)SF Holdings Group, Inc.                                  3,110                6
                                          Sinclair Capital, preferred                             13,500            1,333
                                          21st Century Telecom Group, Inc., preferred                228              170
                                          Viatel, Inc., PIK, preferred                             1,337               67
                                          -------------------------------------------------------------------------------
                                          TOTAL COMMON AND PREFERRED STOCK--.7%
                                          (Cost: $6,054)                                                            5,634
                                          -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                          Yield--5.29% to 6.20%
    INSTRUMENTS--2.8%                     Due--November 1998
                                          (Cost: $24,243)                                       $ 24,300           24,243
                                          -------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS--86.4%
                                          (Cost: $777,310)                                                        734,646
                                          -------------------------------------------------------------------------------
                                          CASH AND OTHER ASSETS, LESS LIABILITIES--13.6%                          115,882
                                          -------------------------------------------------------------------------------
                                          NET ASSETS--100%                                                       $850,528
                                          -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Variable rate security. Rate shown is the effective rate on October 31, 1998 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $777,310,000 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $7,500,000, the gross unrealized depreciation was $50,164,000 and the net unrealized depreciation on investments was $42,664,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER DIVERSIFIED INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Diversified Income Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Diversified Income Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $777,310)                                                $  734,646
--------------------------------------------------------------------------
Cash                                                                54,455
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 225,908
--------------------------------------------------------------------------
  Interest                                                          19,303
--------------------------------------------------------------------------
  Fund shares sold                                                   1,927
--------------------------------------------------------------------------
  Due from Adviser                                                     105
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,036,344
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                            183,923
--------------------------------------------------------------------------
  Fund shares redeemed                                                 729
--------------------------------------------------------------------------
  Management fee                                                       398
--------------------------------------------------------------------------
  Distribution services fee                                            187
--------------------------------------------------------------------------
  Administrative services fee                                          169
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               323
--------------------------------------------------------------------------
  Trustees' fees                                                        87
--------------------------------------------------------------------------
    Total liabilities                                              185,816
--------------------------------------------------------------------------
NET ASSETS                                                      $  850,528
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $  946,503
--------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                              (55,105)
--------------------------------------------------------------------------
Net unrealized depreciation on investments                         (42,664)
--------------------------------------------------------------------------
Undistributed net investment income                                  1,794
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $  850,528
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($549,857 / 98,183 shares outstanding)                             $5.60
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $5.86
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($271,162 / 48,490 shares outstanding)                             $5.59
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($29,509 / 5,246 shares outstanding)                               $5.62
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $75,001
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  4,986
-----------------------------------------------------------------------
  Distribution services fee                                       2,383
-----------------------------------------------------------------------
  Administrative services fee                                     2,021
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          2,592
-----------------------------------------------------------------------
  Professional fees                                                  55
-----------------------------------------------------------------------
  Reports to shareholders                                           227
-----------------------------------------------------------------------
  Trustees' fees and other                                           51
-----------------------------------------------------------------------
    Total expenses                                               12,315
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            62,686
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                          10,853
-----------------------------------------------------------------------
  Net realized loss from futures transactions                   (10,207)
-----------------------------------------------------------------------
    Net realized gain                                               646
-----------------------------------------------------------------------
  Change in net unrealized depreciation on investments and
  assets and liabilities in foreign currencies                  (55,916)
-----------------------------------------------------------------------
Net loss on investments                                         (55,270)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 7,416
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED OCTOBER 31,
                                                                  1998                1997
--------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
  Net investment income                                         $ 62,686              61,302
--------------------------------------------------------------------------------------------
  Net realized gain                                                  646               7,102
--------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                          (55,916)             (5,336)
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               7,416              63,068
--------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income             (63,792)            (66,506)
--------------------------------------------------------------------------------------------
Net increase from capital share transactions                      45,361              86,229
--------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (11,015)             82,791
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------

Beginning of year                                                861,543             778,752
--------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income of
$1,794 and $2,812, respectively)                                $850,528             861,543
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Diversified Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are no longer offered. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Financial futures are valued at the most recent settlement price. Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is

NOTES TO FINANCIAL STATEMENTS

                             determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $54,943,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to November 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of November 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through October 31, 1997 by $3,080,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $4,986,000 for the year ended October 31, 1998. During the year ended
                             October 31, 1998, Scudder Kemper agreed to reimburse the fund $105,000 for a loss incurred in connection with fixed income securities trading.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T. Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved a new investment

NOTES TO FINANCIAL STATEMENTS

                             management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                 COMMISSIONS     COMMISSIONS ALLOWED
                                                               RETAINED BY KDI     BY KDI TO FIRMS
                                                                ---------------   -------------------
                             Year ended October 31, 1998              $151,000            1,236,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares as follows:

                                                                  DISTRIBUTION FEES       COMMISSIONS AND
                                                                       AND CDSC          DISTRIBUTION FEES
                                                                   RECEIVED BY KDI     PAID BY KDI TO FIRMS
                                                                  ------------------   ---------------------
                             Year ended October 31, 1998              $2,901,000             3,164,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                       ASF PAID BY KDI
                                                               ASF PAID BY      -----------------------------
                                                             THE FUND TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                             ----------------   -------------   -------------
                             Year ended October 31, 1998        $2,021,000        2,074,000         7,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,944,000 for the year ended October 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1998, the fund made no payments to its officers and incurred trustees' fees of $31,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $6,320,407
                             Proceeds from sales                       6,377,365

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                     YEAR ENDED OCTOBER 31,
                                                             1998                              1997
                                                    -----------------------           -----------------------
                                                    SHARES         AMOUNT             SHARES         AMOUNT
                             --------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                18,405       $ 111,129            21,099       $ 125,985
                             --------------------------------------------------------------------------------
                              Class B                16,699          99,712            19,403         116,147
                             --------------------------------------------------------------------------------
                              Class C                 3,606          21,649             1,933          11,608
                             --------------------------------------------------------------------------------
                              Class I                     1               2                 1               8
                             --------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                 4,474          26,626             4,612          27,529
                             --------------------------------------------------------------------------------
                              Class B                 2,192          13,033             2,401          14,136
                             --------------------------------------------------------------------------------
                              Class C                   188           1,122                92             564
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (24,547)       (147,027)          (23,040)       (137,971)
                             --------------------------------------------------------------------------------
                              Class B               (12,394)        (74,303)          (11,474)        (68,173)
                             --------------------------------------------------------------------------------
                              Class C                (1,105)         (6,571)             (597)         (3,595)
                             --------------------------------------------------------------------------------
                              Class I                    (2)            (11)               (2)             (9)
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                 7,838          47,017             4,260          25,490
                             --------------------------------------------------------------------------------
                              Class B                (7,849)        (47,017)           (4,266)        (25,490)
                             --------------------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL
                              SHARE TRANSACTIONS                  $  45,361                         $  86,229
                             --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                                      YEAR ENDED OCTOBER 31,
                                                -----------------------------------
                                                1998    1997   1996    1995    1994
--------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of year              $5.96   5.99    5.98    5.77   6.23
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .44    .46     .46     .55    .52
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency             (.35)   .01     .12     .16   (.45)
---------------------------------------------------------------------------------------
Total from investment operations                  .09    .47     .58     .71    .07
---------------------------------------------------------------------------------------
Less distribution from net investment income      .45    .50     .57     .50    .53
---------------------------------------------------------------------------------------
Net asset value, end of year                    $5.60   5.96    5.99    5.98   5.77
---------------------------------------------------------------------------------------
TOTAL RETURN                                     1.28%  8.13   10.27   12.90   1.02
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
Expenses                                         1.04%  1.03    1.03    1.09   1.12
---------------------------------------------------------------------------------------
Net investment income                            7.36%  7.68    7.72    9.43   8.81
---------------------------------------------------------------------------------------

                                                -----------------------------------------
                                                                 CLASS B
                                                -----------------------------------------
                                                  YEAR ENDED
                                                   OCTOBER 31,                 MAY 31 TO
                                                --------------------------    OCTOBER 31,
                                                1998    1997   1996   1995       1994
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period            $5.96   5.99   5.98    5.77      5.94
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .38    .40    .41     .49       .19
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency             (.36)   .01    .12     .16      (.17)
-----------------------------------------------------------------------------------------
Total from investment operations                  .02    .41    .53     .65       .02
-----------------------------------------------------------------------------------------
Less distribution from net investment income      .39    .44    .52     .44       .19
-----------------------------------------------------------------------------------------
Net asset value, end of period                  $5.59   5.96   5.99    5.98      5.77
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     .12%  7.13   9.23   11.87       .35
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                         2.01%  1.98   1.96    2.04      1.97
-----------------------------------------------------------------------------------------
Net investment income                            6.39%  6.73   6.79    8.48      8.01
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------------------------
                                                                    CLASS C
                                           ---------------------------------------------------------
                                                   YEAR ENDED OCTOBER 31,            MAY 31 TO
                                           --------------------------------------   OCTOBER 31,
                                             1998      1997      1996      1995         1994
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $5.99      6.01      6.00      5.79        5.95
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .39       .42       .41       .50         .20
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (.36)      .01       .12       .16        (.17)
----------------------------------------------------------------------------------------------------
Total from investment operations                .03       .43       .53       .66         .03
----------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .40       .45       .52       .45         .19
----------------------------------------------------------------------------------------------------
Net asset value, end of period                $5.62      5.99      6.01      6.00        5.79
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   .28%     7.37      9.33     11.95         .55
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                       1.84%     1.85      1.86      1.86        1.96
----------------------------------------------------------------------------------------------------
Net investment income                          6.56%     6.86      6.89      8.68        8.02
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                           ---------------------------------------------------------
                                             1998      1997      1996      1995         1994
----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $850,528   861,543   778,752   754,222     738,014
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                         751%      347       310       286         179
----------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended October 31, 1998.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


TRUSTEES & OFFICERS


TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY                               KATHRYN L. QUIRK
Chairman and Trustee              President                                    Vice President

DAVID W. BELIN                    PHILIP J. COLLORA                            HARRY E. RESIS, JR.
Trustee                           Vice President and                           Vice President
                                  Secretary
LEWIS A. BURNHAM                                                               RICHARD L. VANDENBERG
Trustee                           JOHN R. HEBBLE                               Vice President
                                  Treasurer
DONALD L. DUNAWAY                                                              LINDA J. WONDRACK
Trustee                           J. PATRICK BEIMFORD, JR.                     Vice President
                                  Vice President
ROBERT B. HOFFMAN                                                              MAUREEN E. KANE
Trustee                           ROBERT S. CESSINE                            Assistant Secretary
                                  Vice President
DONALD R. JONES                                                                CAROLINE PEARSON
Trustee                           THOMAS W. LITTAUER                           Assistant Secretary
                                  Vice President
SHIRLEY D. PETERSON                                                            ELIZABETH C. WERTH
Trustee                           ANN M. MCCREARY                              Assistant Secretary
                                  Vice President
WILLIAM P. SOMMERS                                                             BRENDA LYONS
Trustee                           MICHAEL A. MCNAMARA                          Assistant Treasurer
                                  Vice President
EDMOND D. VILLANI
Trustee                           ROBERT C. PECK, JR.
                                  Vice President



----------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601
----------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT          KEMPER SERVICE COMPANY
                                   P.O. Box 419557
                                   Kansas City, MO 64141
----------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT       INVESTORS FIDUCIARY TRUST COMPANY
                                   801 Pennsylvania Avenue
                                   Kansas City, MO 64105
----------------------------------------------------------------------------
INDEPENDENT AUDITORS               ERNST & YOUNG LLP
                                   233 South Wacker Drive
                                   Chicago, IL 60606
----------------------------------------------------------------------------
PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Income Funds prospectus.

KDIF-2 (12/98) 1061680                                      [KEMPER FUNDS LOGO]